UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 29, 2007 (March 23, 2007)

SULPHCO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32636	88-0224817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Spice Islands Drive, Sparks, NV 89431

(Address of principal executive offices)

Registrant’s telephone number, including area code (775) 829-1310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Chief Financial Officer

Effective March 23, 2007, Loren J. Kalmen resigned as Chief Financial Officer of the Registrant.

Appointment of Interim Chief Financial Officer

On March 23, 2007, the Registrant appointed its Controller, Michael Abend, to serve as Interim Chief Financial Officer.

From 2000 to 2003, Mr. Abend was a financial analyst at CLP Resource, Inc., where he planned, developed and prepared budgets for over 80 cost centers, prepared financial statements, reconciled accounts and maintained an accounting system.

From 2003 to July 2004, Mr. Abend was the Assistant Controller of SulphCo, Inc. He was promoted to Controller of SulphCo, Inc. in August 2004.

Mr. Abend is 37 years old.

As Interim CFO, Mr. Abend will receive an annual salary of $200,000 and is eligible for performance-based and retention bonuses to be paid in cash and/or in options, pursuant to the Company’s 2006 Stock Option Plan, at the discretion of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SULPHCO, INC.

Dated as of: March 29, 2007	By:	/s/ Larry Ryan
Name: Larry Ryan
Title: CEO